                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 5, 2003
                                                         ----------------




                               DT INDUSTRIES, INC.
               ---------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                        0-23400                44-0537828
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(STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)          IDENTIFICATION NO.)



        907 W. FIFTH STREET, DAYTON, OH                    45407
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 586-5600
                                                           --------------

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On February 5, 2003, the Company issued a press release announcing its earnings for the quarter ended December 29, 2002. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.  The following exhibits are filed herewith.

                       Ex. 99.1 Press Release dated February 5, 2003.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   February 7, 2003

                                     DT INDUSTRIES, INC.


                                     By:   /s/ Dennis S. Dockins
                                           -------------------------------
                                           Dennis S. Dockins
                                           General Counsel and Secretary




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